UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2019

HyreCar Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38561	47-2480487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

355 South Grand Avenue, Suite 1650 Los Angeles, California	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 688-6769

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	HYRE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

Effective June 25, 2019, Abhishek Arora resigned from his position as Chief Technology Officer of HyreCar Inc. (the “Company”). Mr. Arora’s resignation was not in connection with any disagreement with the management of the Company.

Effective June 26, 2019, the Company’s board of directors appointed Jayaprakash Vijayan to its audit committee (the “Committee”). Mr. Vijayan joins Grace Mellis and Brooke Skinner Ricketts on the Committee as the third independent director (as that term is defined by the applicable rules of the Nasdaq Stock Market LLC).

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 25, 2019, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). A total of 9,015,217 shares of common stock were present or represented by proxy at the meeting, representing approximately 73.27% of the Company’s issued and outstanding common stock as of the May 21, 2019 record date. The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities Exchange Commission on May 23, 2019.

Item 1 – Election of one Class I director for a term of office expiring on the date of the annual meeting of the stockholders in 2022 and until his successor has been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Michael Root	5,333,791	26,060	3,655,366

Item 2 – Ratification of the appointment of dbbmckennon as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
8,802,521	86,914	125,782	N/A

Based on the foregoing votes, the director nominee was elected and Item 2 was approved. Mr. Root replaces Mr. Arora as a Class I director on the Company’s board of directors. Mr. Arora’s term of office expired at the Annual Meeting.

Item 7.01. Regulation FD

On June 27, 2019, the Company issued a press release announcing Mr. Root’s election as a Class I director. The press release is furnished herewith as Exhibit 99.1.

The information set forth in this Item 7.01, including the information set forth in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated June 27, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYRECAR INC.

Date: June 28, 2019	By:	/s/ Joseph Furnari
Joseph Furnari
Chief Executive Officer

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